Table of Contents

USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              7
Financial Information:
     Statement of Assets and Liabilities                8
     Portfolio of Investments in Securities             9
     Notes to Portfolio of Investments in Securities   11
     Statement of Operations                           12
     Statements of Changes in Net Assets               13
     Notes to Financial Statements                     14









Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Treasury Money Market Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. c1995, USAA. All rights reserved.








USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*


                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.

Message from the President

A few weeks ago I attended a meeting of past presidents of one of San Antonio's distinguished institutions. We discussed a variety of subjects that evening, including the investment performance of the organization's endowment. In such organizations, I usually become chairman of the investment committee, so I reported that through twelve months our fund had a total return of about 24%.(1) One of my fellow past presidents observed about another fund with which he is involved, "Well - we are up over 35%!" He stopped short of asking, "What's your problem?" This was not that uncommon an exchange.

I attempted to expand on the subject a bit. The investment committee which I chair set down a strategy back in 1993. We concurred that the investment goals and the risk tolerance of our board of trustees could be accommodated with a portfolio that was 50% in growth stocks and 50% in long-term fixed-income vehicles. This being a committee and my having but one vote, I am pleased to say that the USAA Income Fund was chosen as the fixed income investment. The 50/50 balance is re-established at the end of each fiscal year so that the risk profile is maintained.

My colleague referred to a very different kind of investment.
His was a family affair, and their investment decision was 100% in an aggressive growth stock fund.(2) So, which did better? There is not a simple answer, so what I'll give is my opinion.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board, appears here]

I think both of us did just fine. No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you. Is it worthwhile to shift all of your investments to that higher return? I think not. Investment decisions are, by necessity, forward looking. In the case of mutual funds you must rely on two things; the company with which you have chosen to invest and on yourself. The latter means you have invested in a way with which you are comfortable. Then you should bear in mind that in any market someone else is going to have a higher return.

The board of the institution whose investment committee I chair is delighted with their investment performance, both return and volatility. I am sure that my colleague's family is also delighted with theirs. I do not expect that either of us will change our strategy any time soon.

"No matter what kind of market we have been through, you will always be be able to find someone who had a higher and a lower return than you."

                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1) For the 12 months ending December 31, 1995.
    Average Annual Total Return:  1 Year    5 Years   10 Years
    ---------------------------   ------    -------   --------
        USAA Income Fund          24.47%    10.91%     10.43%

(2) An aggressive growth fund seeks maximum capital gains as its investment objective. Current income is not a significant factor. Some may invest in stocks of businesses that are somewhat out of the mainstream, such as fledgling companies, new industries, companies fallen on hard times, or industries temporarily out of favor. USAA IMCO manages this type of fund.

    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.




                           Investment Review

TREASURY MONEY MARKET TRUST

OBJECTIVE: Provide investors with maximum current income while maintaining the highest degree of safety and liquidity.

TYPES OF INVESTMENTS: Securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such securities.

                                                 5/31/95     11/30/95
Net Assets                                 $67.9 Million     $75.1 Million
Net Asset Value Per Share                        $1.00         $1.00

Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                                2.77% *
1 Year                                                           5.58%
Since Inception on February 1, 1991                              4.15%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The Fund's simple yield was 5.39% for the 7-day period ended November 30, 1995, and the weighted average maturity was 70 days.


[A graph is shown here which is a comparison of the 7-day yield of the USAA Treasury Money Market Trust to the IBC/Donoghue's Money Fund Average/ U.S. Treasury & Repo from 11/94 to 11/95. The vertical axis shows the yield and the horizontal axis shows the time period. The 7-day yield as of 11/30/95 for the USAA Treasury Money Market Trust is 5.40% and 7-day yield as of 11/30/95 for the IBC/Donoghue's Money Fund Averages/U.S. Treasury & Repo is 5.17%]


The graph tracks the Fund's 7-day yield against IBC/Donoghue's Money
Fund Averages/U.S. Treasury & Repo, an average of all major treasury money market fund yields. While past performance is no guarantee of future results, the Fund appears to remain competitive in the money market industry.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund can maintain a stable net asset value of $1.00 per share.


                       MESSAGE FROM THE MANAGER

(Photo of the Portfolio Manager, J. Eric Thorderson, appears here)

Rarely has there been as much attention directed toward securities of the United States government as there has been recently. The deadlock between the President and the Republicans in Congress over the federal budget, the ensuing shutdown of much of the government, and concern that the government would not be able to meet some of its borrowing obligations changed all that.

Although the federal shutdown halted the flow of economic data releases and otherwise inconvenienced members of the public, eleventh hour actions undertaken by Treasury Secretary Rubin eliminated the risk of a debt default. For the near future, the Treasury has some room to maneuver on debt payments even if Congress doesn't immediately approve an expansion of the nation's borrowing capacity.

We believe that the federal government, despite its difficulty getting its financial house in order, should eventually reach a deficit-reducing budget accord. We consider the current problem to be a political one, rather than a function of the creditworthiness of the United States.
Even though the Fund's share price is not guaranteed, it is considered the safest of the safe due to its reliance on the full faith and credit of the United States government, rather than on more uncertain corporate credits.

Fund Performance
Since the last report in May, the Federal Reserve cut the fed funds rate to a target of 5.75%. This decline in rates followed seven successive rate increases. Since yields for the Fund rise and fall with other short-term Treasury securities, the yield has followed a slightly declining course. Even though short-term interest rates are falling, the strategy for the Fund remains the same. We continue to manage the Fund with a barbell approach using repurchase agreements and Treasury securities. You may recall that a barbell maturity structure is one where securities are concentrated in short maturities and long maturities, while still maintaining a weighted average maturity within SEC guidelines. To illustrate, as of November 30, 1995, 44.6% of the securities in the Fund mature in less than seven days. At the other extreme, although none of the securities exceed 397 days (as required by law), 32.8% of the securities mature in 70 days or longer. The weighted average maturity of the Fund is 70 days.

The Treasury Money Market Trust remains an alternative to investors looking for safety of principal and minimum risk. Although the primary focus is credit strength, the Fund offers a competitive yield that may be enhanced by an exemption from state income tax. Under federal law, the income derived from obligations issued by the United States government and certain of its agencies and instrumentalities is exempt from state personal income taxes. Many states that tax personal income permit mutual funds to pass-through this tax exemption to shareholders. You may wish to consult a tax advisor, accountant, or attorney for more details.

An investment in this fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund can maintain a stable net asset value of $1.00 per share.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

[A graph is shown here showing the growth of $10,000 from 2/1/91 to 11/30/95, invested in the USAA Treasury Money Market Trust. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $12,173.]

Past Performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
Income may be subject to federal, state or local taxes, or to the alternative minimum tax.




                   Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Treasury Money Market Trust only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals (1) and (3).

(1) Proposal to elect a Board of Trustees as follows:

                               Votes              Votes
     Trustee                    For              Withheld
     --------------------    -----------        ----------
     Hansford T. Johnson*    112,569,933        2,138,930
     Michael J.C. Roth       111,522,559        3,186,304
     John W. Saunders, Jr.   112,598,635        2,110,228
     George E. Brown         111,259,788        3,449,075
     Howard L. Freeman, Jr.  112,481,010        2,227,853
     Richard A. Zucker       112,225,587        2,483,276
     Barbara B. Dreeben      111,409,531        3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                                Number of Shares Voting
                                              For        Against     Abstain
                                             ----        --------    -------
Proposal to amend the 5% and 10% issuer      29,879,363   5,494,364  3,468,922
diversification restrictions to apply to 75% of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating   29,320,859   5,994,996  3,526,794
to borrowing to allow a Fund to borrow an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Proposal to amend the restriction relating   28,171,028   7,152,827  3,518,795
to lending portfolio securities to permit a Fund to lend up to 1/3 of its total assets to other parties.

(3) Proposal to ratify or reject the        107,284,373   2,323,184  5,101,298
selection by the Board of Trustees of KPMG
Peat Marwick LLP as auditors for the Trust for the fiscal year ending May 31, 1996.



Treasury Money Market Trust
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)

Assets
  Investments in securities                                           $41,983
  Repurchase agreements                                                33,615
  Cash                                                                    130
  Receivables:
     Capital shares sold                                                   35
     Interest                                                             149
                                                                      -------
        Total assets                                                   75,912
                                                                      -------
Liabilities
  Capital shares redeemed                                                 711
  USAA Investment Management Company                                       37
  USAA Transfer Agency Company                                              6
  Accounts payable and accrued expenses                                    34
  Dividends on capital shares                                              13
                                                                      -------
        Total liabilities                                                 801
                                                                      -------
            Net assets applicable to capital shares outstanding       $75,111
                                                                      =======
Represented by:
  Paid-in capital                                                     $75,111
                                                                      =======
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                      75,111
                                                                     ========
  Net asset value, redemption price, and offering price per share    $   1.00
                                                                     ========
See accompanying notes to financial statements.



Treasury Money Market Trust
Portfolio of Investments in Securities
(In Thousands)

November 30, 1995
(Unaudited)

     Principal
     Amount                      Security                            Value
     ---------                   --------                            ------

                          U.S. Treasury Bills (37.8%)
  $  2,000         5.42%, 12/07/95                                 $ 1,998
     2,000         5.41%, 12/14/95                                   1,996
     1,000         6.66%, 12/14/95                                     998
     2,000         5.29%, 12/21/95                                   1,994
     1,500         5.31%, 1/04/96                                    1,492
     2,100         5.83%, 1/11/96                                    2,086
     1,200         5.27%, 1/18/96                                    1,192
     2,000         5.33%, 1/25/96                                    1,984
     2,000         5.40%, 2/01/96                                    1,981
     1,500         5.78%, 2/08/96                                    1,483
     2,000         5.41%, 2/22/96                                    1,975
     1,500         5.31%, 3/07/96                                    1,479
     2,000         5.30%, 3/14/96                                    1,969
     1,000         5.66%, 4/04/96                                      980
     1,000         5.32%, 4/11/96                                      981
     2,000         5.41%, 9/19/96                                    1,912
     2,000         5.27%, 10/17/96                                   1,906
                                                                   --------
               Total U.S. treasury bills (cost: $28,406)            28,406
                                                                   --------
                         U.S. Treasury Notes (18.1%)
     1,500     4.00%, 1/31/96                                       1,495
     1,000     8.88%, 2/15/96                                       1,007
     2,000     5.50%, 4/30/96                                       1,999
     1,000     4.25%, 5/15/96                                         991
     2,500     7.38%, 5/15/96                                       2,519
     2,000     6.13%, 7/31/96                                       2,008
     1,000     7.25%, 8/31/96                                       1,012
     1,500     8.00%, 10/15/96                                      1,530
     1,000     7.25%, 11/15/96                                      1,016
                                                                  --------
               Total U.S. treasury notes (cost: $13,577)           13,577
                                                                  --------
               Total U.S. treasury bills and notes (cost: $41,983) 41,983
                                                                  --------

                          Repurchase Agreements (44.7%)

  $ 15,615     First Chicago Corp., 5.82%, acquired on 11/30/95 and
               due 12/01/95 at $15,618 (collateralized by a
               $16,045 U.S. Treasury Bill, due 1/11/96; market
               value of $15,936)                                 $ 15,615
    18,000     J. P. Morgan Securities Inc., 5.88%, acquired on
               11/30/95 and due 12/01/95 at $18,003
               (collateralized by a $18,338 U.S. Treasury
               Note, 5.88%, due 5/31/96; market value of $18,361)  18,000
                                                                  -------
               Total repurchase agreements (cost: $33,615)         33,615
                                                                  -------
               Total investments (cost: $75,598)                 $ 75,598
                                                                =========






Treasury Money Market Trust
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)


General Notes

Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.










Treasury Money Market Trust
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
     Interest income                                          $  2,146
                                                              --------
     Expenses:
          Management fees                                           46
          Transfer agent's fees                                     36
          Custodian's fees                                          21
          Postage                                                    3
          Shareholder reporting fees                                 4
          Trustees' fees                                             1
          Registration fees                                         17
          Audit fees                                                14
          Legal fees                                                 2
          Other                                                      3
               Total expenses before reimbursement                 147
          Expenses reimbursed                                       (9)
                                                               --------
               Total expenses after reimbursement                  138
                                                               --------
                     Net investment income                    $  2,008
                                                             =========

 See accompanying notes to financial statements.









Treasury Money Market Trust
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995
and Year ended May 31, 1995
(Unaudited)

                                                          11/30/95   5/31/95
                                                          --------   ------
From operations:
     Net investment income                                $ 2,008    $ 2,356

Distributions to shareholders from:
     Net investment income                                 (2,008)    (2,356)
                                                          --------    -------
From capital share transactions:
     Shares sold                                           45,496     74,528
     Shares issued for dividends reinvested                 1,855      2,202
     Shares redeemed                                      (40,116)   (46,838)
          Increase in net assets from capital share
          transactions                                      7,235     29,892
                                                          -------     -------
Net increase in net assets                                  7,235     29,892
Net assets:
     Beginning of period                                   67,876     37,984
     End of period                                        $75,111    $67,876
                                                          =======    =======
Change in shares outstanding:
     Shares sold                                           45,496     74,528
     Shares issued for dividends reinvested                 1,855      2,202
     Shares redeemed                                      (40,116)   (46,838)
                                                          -------    --------
          Increase in shares outstanding                    7,235     29,892
                                                          =======    ========
See accompanying notes to financial statements.




Treasury Money Market Trust
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1)  Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Treasury Money Market Trust (the Fund). The Fund's investment objective is to provide maximum current income while maintaining the highest degree of safety and liquidity.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Securities and Exchange Commission, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.


(2)  Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3) Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed as of November 30, 1995. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales/maturities of securities for the six-month period ended November 30, 1995 were $1,584,954 and $1,581,827, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .125% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .375% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Repurchase Agreements

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.




(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                        Six-month                   Eight-month
                       Period ended    Year ended   Period ended
                       November 30,    May 31,         May 31,        Year ended September 30,
                          1995           1995           1994          1993      1992        1991*
                         -----           ----           ----          ----      -----       -----

Net asset value at
  beginning of period   $ 1.00        $  1.00        $  1.00       $  1.00    $ 1.00      $ 1.00
Net investment income      .03            .05            .02           .03       .04         .04
Distributions from net
  investment income       (.03)          (.05)          (.02)         (.03)     (.04)       (.04)
Net asset value
  at end of period      $ 1.00        $  1.00        $  1.00       $  1.00    $ 1.00      $ 1.00
                        =======       ========       ========      =========  =======     =======
Total return (%) **       2.77           4.88           1.96          2.84      4.05        3.51
Net assets at end of
  period (000)         $75,111        $67,876        $37,984       $30,448     $25,393     $13,409
Ratio of expenses to
  average net assets (%)  .375 (a)(b)    .375 (b)      .375 (a)(b)    375 (b)   .375 (b)     .375(a)(b)
Ratio of net investment
  income to average
  net assets (%)          5.45 (a)(b)    4.91 (b)      2.94 (a)(b    2.81 (b)   3.89 (b)     5.27(a)(b)
*  Fund commenced operations February 1, 1991.
** Assumes reinvestment of all dividend income during the period.




(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.  Absent such  reimbursements the Fund's ratios would have been:

                        SIX-MONTH                   EIGHT MONTH
                        PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                        NOVEMBER 30,     MAY 31,      MAY 31,     YEAR ENDED SEPTEMBER 30,
                            1995          1995         1994       1993      1992      1991*
                            ----          ----         ----       -----     ----      -----
Ratio of expenses to
  average net assets (%)     .40(a)       .49           .62(a)     .54        .72      1.31(a)
Ratio of net investment
  income to average
  net assets (%)            5.43(a)      4.80          2.69(a)    2.65       3.55      4.33(a)

